Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A:

333-60515                                                                    OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731                                                                    OmniSource®

Supplement Dated November 23, 2009 to the

Annual Product Information Notice Dated May 1, 2009

Supplement Dated November 23, 2009 to your Annual Product Information Notice Dated May 1, 2009

The following Investment Division and Portfolio name changes are incorporated into the prospectus:

Investment Division:	Purchases shares of:

Alger Large Cap Growth Investment Division (Formerly named “Alger American LargeCap Growth Investment Division”)	Class I-2 of the Alger Large Cap Growth Portfolio of The Alger Portfolios (Formerly named “Class O of the Alger American LargeCap Growth Portfolio of The Alger American Fund”)

Alger Small Cap Growth Investment Division (Formerly named “Alger American SmallCap Growth Investment Division”) (Closed to all Certificates issued on or after June 1, 2007)	Class I-2 of the Alger Small Cap Growth Portfolio of The Alger Portfolios (Formerly named “Class O of the Alger American SmallCap Growth Portfolio of The Alger American Fund”)

This supplement should be retained with the prospectus for future reference.